Exhibit 99.1

                          VOTING AND SUPPORT AGREEMENT
                          ----------------------------
                              AND IRREVOCABLE PROXY
                              ---------------------

           This VOTING AND SUPPORT AGREEMENT, dated as of December 2, 2004 (this "Agreement"), is made by and among EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (the "Company"), ECCA HOLDINGS CORPORATION, a Delaware corporation ("Parent"), LFS-Merger Sub, Inc., a Texas corporation and a direct, wholly-owned Subsidiary of Parent ("Merger Sub"), and the Persons listed on Exhibit A hereto (the "Shareholders"). Each of the Company, Parent, Merger Sub and the Shareholders are referred to individually as a "Party" and collectively as the "Parties." Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Agreement and Plan of Merger by and between the Company, Parent and Merger Sub dated the date hereof (the "Merger Agreement").

                                   WITNESSETH:

           WHEREAS, concurrently herewith, the Company, Parent and Merger Sub are entering into the Merger Agreement), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing as the Surviving Corporation (the "Merger") and the Company Capital Stock shall be converted into the right to receive the Merger Consideration set forth in the Merger Agreement at the Effective Time;

           WHEREAS, each of the Shareholders owns of record the number and type of shares of Company Capital Stock set forth opposite such Shareholder's name on Exhibit A;

           WHEREAS, pursuant to the Stockholders' Agreement, dated as of April 24, 1998 between the Company and the shareholders thereto (the "Shareholders' Agreement"), the Lee Holders (as defined therein) will exercise their drag-along or take-along rights thereunder and require the other shareholders of the Company to vote (or cause to be voted) their shares of Company Capital Stock in favor of approval of the Merger Agreement and the transactions contemplated thereby; and

           WHEREAS, as a condition to their willingness to enter into the Merger Agreement, the Company, Parent and Merger Sub have requested that the Shareholders, and the Shareholders have agreed, to enter into this Agreement strictly in their capacity as record owners of the Company Capital Stock.

           NOW, THEREFORE, to induce the Company, Parent and Merger Sub to enter into, and in consideration of their entering into, the Merger Agreement, and in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Parties hereby agree as follows:

          1.   Provisions Concerning the Company Capital Stock.

           (a) Each Shareholder hereby agrees that during the period commencing on the date hereof and continuing until this provision terminates pursuant to
Section 8, at any meeting of the shareholders of the Company, however called, or in connection with any written consent of the shareholders of the Company, such Shareholder shall vote (or cause to be voted) the Company Capital Stock owned and held of record by such Shareholder, whether heretofore owned or hereafter acquired, or execute and deliver a consent: (i) in favor of approval of the Merger Agreement and the transactions contemplated thereby (including the Merger and any other matter that is on the ballot or in a written consent related thereto) and any actions required in furtherance thereof (the "Shareholder Approval"); (ii) against any action or agreement that (A) to the knowledge of the Shareholder would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or any agreement executed in connection therewith or
(B) which would reasonably be expected to result in any of the conditions in Sections 7.01 or 7.02 of the Merger Agreement not being fulfilled; and (iii) against any Company Proposal or any other action which is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, or adversely affect the Merger. In the event that any corporate action consistent with this Agreement is taken by the shareholders of the Company by written consent (including any action to approve the Merger Agreement and the transactions contemplated thereby), each Shareholder hereby waives any right to receive notice of the taking of such corporate action without a meeting pursuant to
Article 9.10 of the Texas Business Corporation Act ("TBCA") or otherwise.

           (b) In the event of a stock dividend or distribution, or any change in the capital stock of the Company by reason of any stock dividend, stock split, recapitalization, reclassification, combination, exchange of stock, merger or the like, the term "Company Capital Stock" as used in this Agreement shall be deemed to refer to and include the Company Capital Stock as well as all such stock dividends and equity distributions and any stock or other securities into which or for which any or all of the Company Capital Stock may be converted, changed or exchanged.

          2.   Representations and Warranties.

           (a) Each Shareholder hereby, severally and not jointly, represents and warrants to Parent and Merger Sub as follows:

                (i) Ownership of Company Capital Stock. Such Shareholder is the record owner of and has good and marketable title to the number of shares of Company Capital Stock set forth opposite such Shareholder's name on Exhibit A hereto. The shares of Company Capital Stock set forth opposite such Shareholder's name on Exhibit A hereto constitute all of the Company Capital Stock owned of record by such Shareholder.

                (ii) Power; Binding Agreement. Such Shareholder has the legal capacity, power and authority to enter into and perform all of such Shareholder's obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by such Shareholder and constitutes a valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at Law or in equity).

                (iii) No Conflicts. None of the execution, delivery and performance of this Agreement by such Shareholder or compliance by such Shareholder with any of the provisions hereof will (a) require such Shareholder to make a filing with, or obtain any Permit, from any Governmental Authority,
(b) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default, or give to any Person any rights of termination, amendment, acceleration or cancellation or result in the creation of any Lien on any Company Capital Stock of such Shareholder, under any of the terms, conditions or provisions of any declaration of trust or contract, agreement or arrangement (whether in writing or oral) to which such Shareholder is a party, or (c) violate any order or Law applicable to such Shareholder, except with respect to items (b) and (c) above, for breaches, defaults or violations that would not materially impair or delay such Shareholder's ability to perform its obligations hereunder.

                (iv) No Encumbrances. Such Shareholder's Company Capital Stock and the certificates representing such Company Capital Stock are now, and will be, at all times during the term hereof, owned and held of record by such Shareholder, free and clear of all Liens, proxies, voting trusts or Contracts, understandings or arrangements, except for (a) any such Liens or proxies arising hereunder in favor of Parent and Merger Sub and (b) the Shareholders' Agreement (which agreement does not impose any restriction or impediment on the ability of such Stockholder to effect the transactions contemplated by this Agreement or the Merger Agreement). Each Shareholder has the sole power to vote (or cause to be voted) all of the Company Capital Stock owned of record by such Shareholder.

                (v) Reliance by Parent and Merger Sub. Such Shareholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon execution and delivery of this Agreement by such Shareholder.

                (vi) Merger Agreement. Such Shareholder acknowledges receipt of the Merger Agreement (including the exhibits and schedules thereto). Such Shareholder has had an opportunity to read and understand the Merger Agreement and the related exhibits and schedules thereto.

           (b) Parent and Merger Sub hereby, jointly and severally, represent and warrant to each Shareholder as follows:

                (i) Corporate Organization. Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                (ii) Power; Binding Agreement. Each of the Parent and Merger Sub has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by each of the Parent and Merger Sub and constitutes a valid and binding agreement of each of the Parent and Merger Sub, enforceable against each of the Parent and Merger Sub in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at Law or in equity).

                (iii) No Conflicts. None of the execution, delivery and performance of this Agreement by each of the Parent and Merger Sub or compliance by each of the Parent and Merger Sub with any of the provisions hereof will (a) require the Parent and Merger Sub to make a filing with, or obtain any Permit, from any Governmental Authority, (b) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default, or give to any Person any rights of termination, amendment, acceleration or cancellation, under any of the terms, conditions or provisions of any declaration of trust or contract, agreement or arrangement (whether in writing or oral) to which the Parent or Merger Sub is a party, or (c) violate any order or Law applicable to the Parent or Merger Sub, except with respect to items (b) and (c) above, for breaches, defaults or violations that would not materially impair or delay the ability of the Parent or Merger Sub to perform its obligations hereunder.

           (c) The Company represents and warrants to each Shareholder as follows:

                (i) Power; Binding Agreement. The Company has the legal capacity, power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at Law or in equity).

                (ii) No Conflicts. None of the execution, delivery and performance of this Agreement by the Company or compliance by the Company with any of the provisions hereof will (a) require the Company to make a filing with, or obtain any Permit, from any Governmental Authority, (b) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default, or give to any Person any rights of termination, amendment, acceleration or cancellation, under any of the terms, conditions or provisions of any declaration of trust or contract, agreement or arrangement (whether in writing or oral) to which the Company is a party, or (c) violate any order or Law applicable to the Company except with respect to items (b) and (c) above, for breaches, defaults or violations that would not materially impair or delay the ability of the Company to perform its obligations hereunder.

           3. No Solicitation. Each Shareholder shall not, nor shall any Shareholder authorize or permit any of its respective directors, officers or employees or any investment banker, financial advisor, attorney, accountant or other advisor, agent or representative retained by the Company or any of its Subsidiaries to, (i) solicit, initiate, facilitate or knowingly encourage, directly or indirectly, the initiation of a Company Proposal or agree to approve or endorse any Company Proposal (ii) enter into any agreement, arrangement or understanding that to the Knowledge of such Shareholder would require the Company to abandon, terminate or fail to consummate the Merger (iii) initiate or participate in any discussions or negotiations with, or furnish or disclose any information to, any Person (other than Parent or Merger Sub or any of their representatives) in connection with any Company Proposal or (iv) facilitate or further in any other manner any inquiries or the making or submission of any proposal that constitutes, or may reasonably be expected to lead to, any Company Proposal. Each Shareholder shall immediately cease and cause to be terminated all existing discussions or negotiations with any person conducted heretofore with respect to any Company Proposal.

           For purposes of this Agreement "Company Proposal" shall mean (i) any proposal or offer for a merger, consolidation, dissolution, recapitalization or other business combination involving the Company, (ii) any proposal or offer for the issuance of any equity securities of the Company or any of its Subsidiaries (other than upon exercise of Company Options), (iii) any proposal or offer to acquire in any manner, directly or indirectly, (A) any class of equity securities of the Company or any of its Subsidiaries, or (B) any of the assets of the Company or any of its Subsidiaries outside the ordinary course of business and consistent with past practices, in each case other than the transactions contemplated by the Merger Agreement and the agreements to be executed in connection therewith.

           4. Restriction on Transfer; Stop Transfer. Each Shareholder (i) shall not, directly or indirectly, during the period commencing on the date hereof and continuing until the earlier of (a) the termination of this Agreement pursuant to Section 7 and (b) the Effective Time: (1) except for any deemed sale of Company Capital Stock as a result of the Merger, offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or grant or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of such Shareholder's Company Capital Stock or any interest therein; (2) except as contemplated by this Agreement, grant any proxies or powers of attorney, deposit any Company Capital Stock into a voting trust or enter into a voting agreement with respect to any Company Capital Stock; and (ii) shall not take any action that would make any of such Shareholder's representations or warranties contained herein untrue or incorrect in any material respect or have the effect of preventing or disabling such Shareholder from performing such Shareholder's obligations under this Agreement or that would prevent or disable Merger Sub from exercising the proxy granted pursuant to Section 5.

           5. Grant of Irrevocable Proxy Coupled with an Interest.

           (a) Solely in the event of a failure by a Shareholder to act in accordance with its obligations as to voting or executing a written consent pursuant to Section 1(a) of this Agreement, such Shareholder hereby revokes any and all prior proxies or powers of attorney in respect of any Company Capital Stock and agrees that during the period commencing on the date hereof and for so long as this Agreement has not been terminated by its terms, such Shareholder hereby irrevocably appoints Merger Sub or any individual designated by Merger Sub as such Shareholder's agent, attorney-in-fact and proxy (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote (or cause to be voted) the Company Capital Stock held of record by such Shareholder, in the manner set forth in Section 1, at any meeting of the shareholders of the Company or in connection with any written consent of the shareholders of the Company.

           (b) Each Shareholder hereby affirms that the proxy set forth in this
Section 5 is coupled with an interest and is irrevocable until such time as this Agreement terminates in accordance with its terms. Such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of
Article 2.29 of the TBCA.

           (c) The vote of the proxyholder shall control in any conflict between the vote by the proxyholder of such Shareholder's Company Capital Stock and a vote by such Shareholder of such Shareholder's Company Capital Stock.

           6. Drag-Along Covenant. The Shareholders, as Lee Holders under the Shareholders' Agreement, will exercise their drag-along or take-along rights under the Shareholders' Agreement to require the other shareholders of the Company to vote (or cause to be voted) their shares of Company Capital Stock in favor of approval of the Merger Agreement and the transactions contemplated thereby.

           7. Tender of Notes. Unless this Agreement shall have been terminated in accordance with its terms, Thomas H. Lee Equity Fund IV, L.P. will tender the aggregate principal amount of the Notes held by it, pursuant to and in accordance with the terms of the Debt Tender.

           8. Survival, Termination. This Agreement shall terminate, except with respect to liability for prior breaches hereof, upon the termination of the Merger Agreement in accordance with Article IX of the Merger Agreement and shall be deemed satisfied in full and terminated upon consummation of the Merger. Sections 8 and 9 of this Agreement shall survive the Closing.

           9. Miscellaneous.

           (a) Entire Agreement. This Agreement together with the Merger Agreement (and the exhibits and schedules thereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

           (b) Certain Events. Each Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Company Capital Stock owned of record by such Shareholder and shall be binding upon any Person to which legal ownership of such Company Capital Stock shall pass, whether by operation of Law or otherwise, including, without limitation, such Shareholder's heirs, executors, guardians, administrators, trustees or successors. Notwithstanding any transfer of Company Capital Stock by a Shareholder, such Shareholder shall remain liable for the performance of all obligations of the transferor under this Agreement.

           (c) Assignment. This Agreement shall not be assigned by any Party, by operation of Law or otherwise, without the prior written consent of the other Parties, and any purported assignment without such consent shall be null and void; provided, however, that a Shareholder which is an entity may transfer any shares of Company Capital Stock to a controlled affiliate (which shall be an entity and not a natural person), so long as prior to such transfer, (i) such controlled affiliate enters into an agreement with Parent, in form and substance reasonably acceptable to Parent, pursuant to which such controlled affiliate agrees to be bound by (and has full ability to perform the terms of) this Agreement to the full extent such transferring Shareholder is bound, and (ii) the transferring Shareholder guarantees to Parent the full performance by such controlled affiliate of such obligations, and such transferring Shareholder shall not be relieved of its obligations hereunder. All covenants and agreements contained in this Agreement by or on behalf of the Parties shall be binding on and inure to the benefit of the respective successors, heirs and permitted assigns of the Parties. No past, present or future director, officer, employee, incorporator, member, partner or stockholder of Thomas H. Lee Partners, L.P. shall have any liability for any obligations of the Company or any Shareholder under this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated by this Agreement and the Merger Agreement; provided, however, that any of such persons who is also (x) a direct shareholder of the Company may have liability to the extent of such person's indirect pecuniary interest in the Company or Shareholder or in the proceeds of the Merger or (y) a partner in a Shareholder may have liability to the extent of such person's indirect pecuniary interest in such Shareholder.

           (d) Amendments, Waivers, Etc. At any time prior to the Effective Time, this Agreement may be amended by the Parties; provided, however, that if there shall be an amendment to the Merger Agreement that by Law requires further approval by the Company Shareholders or the approval of the shareholders of Parent or Moulin, nothing contained in this Agreement shall prevent the Shareholders from voting in favor of or against, or providing written consent in favor of or against, such amendment and none of such actions shall violate this Agreement, in each case so long as such actions include continuing support for the Merger and the Merger Agreement (on the terms originally contemplated by the Merger Agreement prior to such amendment) and compliance with the terms and conditions of this Agreement on such basis. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

           (e) Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt). All communications hereunder shall be delivered to the respective Parties at the following addresses: (i) if to the Company, Parent or Merger Sub, to its respective address set forth in the Merger Agreement; and (ii) if to any Shareholder, to such Shareholder's address set forth on Exhibit A; or, in each case, to such other address as the Person to whom notice is given may have previously furnished to the other Parties in writing in the manner set forth above.

           (f) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

           (g) Specific Performance. Each Party recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other Parties to sustain irreparable damages for which they would not have an adequate remedy at Law for money damages, and therefore such breaching Party agrees that in the event of any such breach the harmed Party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which such harmed Party may be entitled at Law or in equity.

           (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at Law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

           (i) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a Party.

           (j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Texas, without giving effect to the principles of conflicts of Law thereof.

           (k) Waiver of Jury Trial. Each Party hereby waives to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any legal proceeding directly or indirectly arising out of, under or in connection with this Agreement, any Transaction Documents or any transaction contemplated hereby or thereby.

           (l) Submission to Jurisdiction. The Parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the State of New York over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each Party irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The Parties irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the Parties agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

           (m) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

           (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

           (o) Further Assurances. From time to time, as and when reasonably requested by Parent or Merger Sub, each Shareholder shall execute and deliver all such documents and instruments, and shall take all such further or other actions, as shall be reasonably necessary or appropriate to carry out the intent of this Agreement.

           (p) Publicity. Parent and each Shareholder shall consult with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the transactions contemplated by this Agreement or the Merger Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, court process or as required or requested by any securities exchange or securities quotation system on which the securities of any shareholder of Parent are listed. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement or the Merger Agreement shall be in the form heretofore reasonably agreed to by the parties.

           (q) Confidentiality. Each Shareholder shall keep confidential, shall not use in a manner in competition with or detrimental to the Company, and shall cause each of its Subsidiaries and instruct each of its directors, officers, employees and advisors to keep confidential, all confidential or proprietary information relating to the Company, the Company's Subsidiaries and their respective businesses, except as required by applicable Law and except for information which is available to the public on the date hereof, or thereafter becomes available to the public other than as a result of a breach of this provision or any other confidentiality agreement governing such information to which such Shareholder is a party.

           (r) Action in Shareholder Capacity Only. The Parties acknowledge that the covenants and agreements set forth in Sections 1, 3, 4, 5, and 6 of this Agreement are agreed upon by each Shareholder in its capacity as owner of shares of Company Capital Stock and that nothing in Sections 1, 3, 4, 5, and 6 of this Agreement shall in any way restrict or limit any director or officer of the Company from taking any action in his capacity as a director or officer of the Company that is necessary for him to comply with his fiduciary duties as a director or officer of the Company.

           (s) Reliance on Counsel and Other Advisors. Each of the Parties has consulted with such legal, financial, technical or other experts as it deems necessary or desirable before entering into this Agreement. Each of the Parties represents and warrants that it has read, knows, understands and agrees with the terms and conditions of this Agreement.

           (t) Waiver. No failure or delay on the part of any Party in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude any other or future exercise thereof or of any other right.

           (u) Several Nature of Obligations. Notwithstanding any provision to the contrary in this Agreement, each obligation of a Shareholder under this Agreement shall be the several, and not joint, obligation of such Shareholder only, and each Shareholder shall be responsible for, and shall only be responsible for, such Shareholder's actions and not the actions or omissions of any other Shareholder.


                            [SIGNATURE PAGES FOLLOW]

           IN WITNESS WHEREOF, the Company, Parent, Merger Sub and each Shareholder have executed and delivered this Agreement as of the day and year first above written.

EYE CARE CENTERS OF AMERICA, INC.


By:     /s/ David E. McComas
        --------------------------------------
Name:   David E. McComas
Title:  President and Chief Executive Officer


ECCA HOLDING CORPORATION

By:     /s/ Anthony DiChiara
        --------------------------------------
Name:   Anthony DiChiara
Title:  President


LFS-MERGER SUB, INC.

By:     /s/ Anthony DiChiara
        --------------------------------------
Name:   Anthony DiChiara
Title:  President


THOMAS H. LEE EQUITY FUND IV, L.P.

By:  THL Equity Advisors IV, L.L.C., as General Partner

         By:  /s/ Charles A. Brizius
              -----------------------------
              Name:   Charles A. Brizius
              Title:  Managing Director

THOM

AS H. LEE FOREIGN FUND IV, L.P.

By:     THL Equity Advisors IV, L.L.C., as General Partner


         By:  /s/ Charles A. Brizius
              -----------------------------
              Name:   Charles A. Brizius
              Title:  Managing Director

THOMAS H. LEE FOREIGN FUND IV-B, L.P.

By:  THL Equity Advisors IV, L.L.C., as General Partner


         By:  /s/ Charles A. Brizius
              -----------------------------
              Name:   Charles A. Brizius
              Title:  Managing Director

                                    EXHIBIT A
                                    ---------

                       Shareholders' Company Capital Stock
                       -----------------------------------

----------------------------------------- ----------------------- ---------------------
         Shareholder                          Shares of Company     Shares of Company
         -----------                          -----------------     -----------------
                                                Common Stock         Preferred Stock
                                                ------------         ---------------
----------------------------------------- ----------------------- ---------------------
THOMAS H. LEE EQUITY FUND IV, L.P.
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA  02110                               5,664,330                235,845
---------------------------------------- ----------------------- ----------------------
THOMAS H. LEE FOREIGN FUND IV, L.P.
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA  02110                                 195,133                  8,125
----------------------------------------- ----------------------- ---------------------
THOMAS H. LEE FOREIGN FUND IV-B, L.P.
c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA  02110                                 551,323                 22,955
----------------------------------------- ----------------------- ---------------------